Waldorf Astoria Orlando Park Hotels & Resorts at NYSE Hilton Hawaiian Village Waikiki Beach Resort JUNE 30, 2017 Second Quarter 2017 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 67 premium-branded hotels and resorts with over 35,000 rooms located in prime U.S. and international markets with high barriers to entry. Over 85% of Park’s rooms are luxury and upper upscale and nearly 90% are located in the United States. Park is focused on delivering superior risk-adjusted returns by continuing to actively manage its assets and pursue a thoughtful external growth strategy while maintaining a strong and flexible balance sheet. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investor to carefully review the disclosures Park makes concerning risk concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Debt Summary Definitions Table of Contents 4 7 14 18 29 31 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, A Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Combined Consolidated Balance Sheets (unaudited, in millions, except share and per share data) June 30, 2017 December 31, 2016 ASSETS Property and equipment, net $8,495 $8,541 Investments in affiliates 87 81 Goodwill 605 604 Intangibles, net 43 44 Cash and cash equivalents 306 337 Restricted cash 18 13 Accounts receivable, net 188 130 Prepaid expenses 53 58 Other assets 22 26 TOTAL ASSETS $9,817 $9,834 LIABILITIES AND EQUITY Liabilities Debt $3,014 $3,012 Accounts payable and accrued expenses 178 167 Due to hotel manager 97 91 Due to Hilton Grand Vacations 210 210 Deferred income tax liabilities 123 2,437 Other liabilities 194 94 Total liabilities 3,816 6,011 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 214,835,403 shares issued and outstanding as of June 30, 2017" 2 — Additional paid-in capital 3,823 — Retained earnings 2,277 — Accumulated other comprehensive loss (53) (67) Net Parent investment — 3,939 Total stockholders' equity 6,049 3,872 Noncontrolling interests (48) (49) Total equity 6,001 3,823 TOTAL LIABILITIES AND EQUITY $9,817 $9,834

Financial Statements Condensed Combined Consolidated Statements of Operations Three Months Ended Six Months Ended (unaudited, in millions, except per share data)    June 30,    June 30, 2017 2016 2017 2016 Revenues Rooms $469 $472 $901 $901 Food and beverage 200 200 392 380 Other 64 53 124 105 Total revenues 733 725 1,417 1,386 Operating expenses Rooms 118 118 232 232 Food and beverage 132 131 263 258 Other departmental and support 181 170 358 335 Other property-level 48 47 94 92 Management and franchise fees 39 25 73 51 Impairment loss — — — 15 Depreciation and amortization 73 74 143 147 Corporate and other 19 19 37 35 Total expenses 610 584 1,200 1,165 Gain on sale of assets, net — 1 — 1 Operating income 123 142 217 222 Interest income 1 1 1 1 Interest expense (31) (46) (61) (92) Equity in earnings from investments in affiliates 8 7 12 10 Loss on foreign currency transactions (4) (1) (3) (1) Other loss, net (1) (2) (1) (2) Income before income taxes 96 101 165 138 Income tax benefit (expense) 19 (39) 2,300 (53) Net income 115 62 2,465 85 Net income attributable to noncontrolling interests (3) (2) (3) (3)Net income attributable to stockholders $112 $60 $2,462 $82 Earnings per share: Earnings per share - Basic $0.52 $0.30 $11.79 $0.41 Earnings per share - Diluted $0.52 $0.30 $11.48 $0.41 Weighted average shares outstanding - Basic 214 198 208 198 Weighted average shares outstanding - Diluted 215 198 214 198 Dividends declared per common share $0.43 $— $0.86 $—

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Caribe Hilton DoubleTree Hotel Washington DC – Crystal City

Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and Pro-forma Adjusted EBITDA (1) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended Six Months Ended (unaudited, in millions)    June 30,    June 30, 2017 2016 2017 2016 Net income $115 $62 $2,465 $85 Depreciation and amortization expense 73 74 143 147 Interest income (1) (1) (1) (1) Interest expense 31 46 61 92 Income tax (benefit) expense (19) 39 (2,300) 53 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 7 7 12 13 EBITDA 206 227 380 389 Gain on sales of assets, net — (1) — (1) Loss on foreign currency transactions 4 1 3 1 Transition costs 1 — 2 — Share-based compensation expense 4 — 7 — Impairment loss — — — 15 Other gains and losses 2 8 2 11 Adjusted EBITDA 217 235 394 415 Less: Spin-off adjustments(1) — (17) — (27) Pro-forma Adjusted EBITDA $217 $218 $394 $388

Non-GAAP Financial Measures (cont'd)

Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	2016	2017	2016
Pro-forma Adjusted EBITDA	$ 217	$ 218	$ 394	$ 388
Less: Adjusted EBITDA from investments in affiliates	15	14	24	23
Less: All other[(1)]	(10)	(11)	(21)	(22)
Pro-forma Hotel Adjusted EBITDA	212	215	391	387
Less: Non-comparable hotels	11	8	25	19
Pro-forma Comparable Hotel Adjusted EBITDA	$ 201	$ 207	$ 366	$ 368

(1) Includes EBITDA from Park's laundry business and certain corporate expenses.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	2016	2017	2016
Total Revenue	$ 733	$ 725	$ 1,417	$ 1,386
Less: Revenue from laundry facilities	3	3	6	6
Add: Spin-off adjustments[(1)]	—	5	—	10
Less: Non-comparable hotels	40	41	85	86
Pro-forma Comparable Hotel Revenue	$ 690	$ 686	$ 1,326	$ 1,304

(1) Includes $5 million and $10 million, respectively, for the three and six months ended June 30, 2016, of allocated costs previously excluded from other hotel revenue for services provided to Hilton Grand Vacations ("HGV") at Hilton Hawaiian Village Beach Resort. In connection with the spin-off, Park entered into a services agreement with HGV.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	2016	2017	2016
Pro-forma Comparable Hotel Revenue	$ 690	$ 686	$ 1,326	$ 1,304
Pro-forma Comparable Hotel Adjusted EBITDA	$ 201	$ 207	$ 366	$ 368
Pro-forma Comparable Hotel Adjusted EBITDA margin	29.2%	30.3%	27.6%	28.2%

9 |
PARK HOTELS & RESORTS

Non-GAAP Financial Measures (cont'd)

NAREIT FFO, Adjusted FFO, Pro-forma Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	2016	2017	2016
Net income attributable to stockholders	$ 112	$ 60	$ 2,462	$ 82
Depreciation and amortization expense	73	74	143	147
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Gain on sales of assets, net	—	(1)	—	(1)
Impairment loss	—	—	—	15
Equity investment adjustments:				
Equity in earnings from investments in affiliates	(8)	(7)	(12)	(10)
Pro rata FFO of equity investments	10	12	18	19
NAREIT FFO attributable to stockholders	186	137	2,609	250
Loss on foreign currency transactions	4	1	3	1
Transition costs	1	—	2	—
Share-based compensation expense	4	—	7	—
Other gains and losses[1]	(22)	—	(2,310)	—
Adjusted FFO attributable to stockholders	173	138	311	251
Less: Spin-off adjustments[2]	—	32	—	47
Pro-forma Adjusted FFO attributable to stockholders	$ 173	$ 170	$ 311	$ 298
NAREIT FFO per share - Diluted[3]	$ 0.87	$ 0.70	$ 12.19	$ 1.27
Adjusted FFO per share - Diluted[3][4]	$ 0.81	$ 0.87	$ 1.45	$ 1.52
Weighted average shares outstanding - Diluted	215	198	214	198

(1) Includes derecognition of deferred tax liabilities for the three and six months ended June 30, 2017, of $24 million and $2,312 million, respectively, associated with Park's intention to be taxed as a REIT.

(2) Spin-off Adjustments include adjustments for Park's historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on Park's post spin-off REIT tax structure and estimated non-income taxes on certain REIT leases.

(3) For 2016, per share amounts were calculated using the number of shares of common stock outstanding upon the completion of the spin-off. Per share amounts are calculated based on unrounded numbers and are calculated independently for each period presented; therefore, the sum of quarterly FFO does not equal the FFO for the six months.

(4) For 2016, amounts are calculated on a Pro-forma basis.

10 |

PARK HOTELS & RESORTS

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions) Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Corporate and other expenses $19 $19 $37 $35 Less: Laundry expenses 3 4 7 7 Share-based compensation expense 4 — 7 — Transition costs 1 — 2 — Other adjustment items 1 5 1 7 "G&A, excluding laundry, share-based compensation, transition costs, and other adjustment items" $10 $10 $20 $21

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) Trailing twelve months (“TTM”) data is presented for Pro-forma Adjusted EBITDA at June 30, 2017 (see slide 13). (unaudited, in millions) June 30, 2017 December 31, 2016 Debt $3,014 $3,012 Add: unamortized deferred financing costs 13 14 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 3,027 3,026 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 215 214 Less: cash and cash equivalents (306) (337) Less: restricted cash and cash equivalents (18) (13) Debt, net $2,918 $2,890 Pro-forma Adjusted EBITDA(1) $762 $756 Net debt to pro-forma Adjusted EBITDA ratio 3.8x 3.8x

Non-GAAP Financial Measures (cont’d) TTM Pro-forma Adjusted EBITDA (1) TTM June 30, 2017 is calculated as the six months ended June 30, 2017 plus the year ended December 31, 2016 less the six months ended June 30, 2016. (2) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended Six Months Ended (unaudited, dollars in millions) June 30, June 30, 2017 2016 2017 2016 Pro-forma Adjusted EBITDA $217 $218 $394 $388 Less: Adjusted EBITDA from investments in affiliates 15 14 24 23 Less: All other(1) (10) (11) (21) (22) Pro-forma Hotel Adjusted EBITDA 212 215 391 387 Less: Non-comparable hotels 11 8 25 19 Pro-forma Comparable Hotel Adjusted EBITDA $201 $207 $366 $368 (1) Includes EBITDA from Park's laundry business and certain corporate expenses. Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Total Revenue $733 $725 $1,417 $1,386 Less: Revenue from laundry facilities 3 3 6 6 Add: Spin-off adjustments(1) — 5 — 10 Less: Non-comparable hotels 40 41 85 86 Pro-forma Comparable Hotel Revenue $690 $686 $1,326 $1,304 " (1) Includes $5 million and $10 million, respectively, for the three and six months ended June 30, 2016, of allocated costs previously excluded from other hotel revenue for services provided to Hilton Grand Vacations (""HGV"") at Hilton Hawaiian Village Beach Resort. In connection with the spin-off, Park entered into a services agreement with HGV. " Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Pro-forma Comparable Hotel Revenue $690 $686 $1,326 $1,304 Pro-forma Comparable Hotel Adjusted EBITDA $201 $207 $366 $368 Pro-forma Comparable Hotel Adjusted EBITDA margin 0.0% 0.0% 0.0% 28.2% Year Ended Six Months Ended TTM(1) (unaudited, in millions) December 31, June 30, June 30, 2016 2017 2016 2017 Net income $139 $2,465 $85 2,519 Depreciation and amortization expense 300 143 147 296 Interest income (2) (1) (1) (2) Interest expense 181 61 92 150 Income tax (benefit) expense 82 (2,300) 53 (2,271) "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 24 12 13 23 EBITDA 724 380 389 715 Gain on sales of assets, net (1) — (1) — Loss on foreign currency transactions (3) 3 1 (1) Transition costs 26 2 — 28 Share-based compensation expense — 7 — 7 Impairment loss 15 — 15 — Impairment loss included in equity in earnings from investments in affiliates 17 — — 17 Other gains and losses 25 2 11 16 Other adjustment items 11 — — 11 Adjusted EBITDA 814 394 415 793 Less: Adjusted EBITDA from hotels disposed of (1) — — (1) Less: Spin-off adjustments(2) (57) — (27) (30) Pro-forma Adjusted EBITDA $756 $394 $388 $762 (1) TTM June 30, 2017 is calculated as the six months ended June 30, 2017 plus the year ended December 31, 2016 less the six months ended June 30, 2016. (2) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases.

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2017 Updated Guidance (1) Excludes unconsolidated joint ventures. (2) Excludes Hilton Waikoloa Village and Embassy Suites Washington DC Georgetown. (3)Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (4) Per share amounts are calculated based on unrounded numbers. (5) General and administrative expenses excludes $12 million of non-cash share-based compensation expense and $10 million of transition costs. (unaudited, in millions, except per share data) 2017 Outlook Variance to Prior Outlook as of August 2, 2017 as of May 3, 2017 Metric Low High Low High Comparable RevPAR Growth(1)(2) 0.0% 1.0% 0.0% (1.0)% Net income(3) $257 $280 $7 $3 Net income attributable to stockholders(3) $251 $274 $6 $2 Diluted earnings per share(3)(4) $1.17 $1.28 $0.03 $0.01 Adjusted EBITDA $740 $765 $5 $— Comparable Hotel Adjusted EBITDA margin change(1)(2) (80) bps 0 bps 0 bps 0 bps Adjusted FFO per share - Diluted(3)(4) $2.70 $2.80 $0.05 $0.03 Weighted average diluted shares outstanding 214.5 214.5 0 0 Corporate G&A(5) $42 $42 $(3) $(3) (1) Excludes unconsolidated joint ventures (2) Excludes Hilton Waikoloa Village and Embassy Suites Washington DC Georgetown. (3) Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (4) Per share amounts are calculated based on unrounded numbers. (5) General and administrative expenses excludes $12 million of non-cash share-based compensation expense and $10 million of transition costs.

Guidance (cont’d) EBITDA (1)Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. Year Ending (unaudited, in millions) December 31, 2017 Low Case High Case Net income(1) $257 $280 Depreciation and amortization expense 291 291 Interest income (2) (2) Interest expense 125 125 Income tax expense(1) 19 21 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 23 23 EBITDA 713 738 Loss on foreign currency transactions 3 3 Transition costs 10 10 Share-based compensation expense 12 12 Other gains and losses 2 2 Adjusted EBITDA $740 $765 (1) Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT.

Guidance (cont’d) FFO (1)Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (2)Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) December 31, 2017 Low Case High Case Net income attributable to stockholders(1) $251 $274 Depreciation and amortization expense 288 288 Equity investment adjustments: Equity in earnings from investments in affiliates (21) (21) Pro rata FFO of equity investments 33 33 NAREIT FFO attributable to stockholders(1) 551 574 Loss on foreign currency transactions 3 3 Transition costs 10 10 Share-based compensation expense 12 12 Other gains and losses 2 2 Adjusted FFO attributable to stockholders(1) $578 $601 Adjusted FFO per share - Diluted(1)(2) $2.70 $2.80 Weighted average diluted shares outstanding 214.5 214.5 (1) Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (2) Per share amounts are calculated based on unrounded numbers.

Portfolio and Operating Metrics New York Hilton Midtown Conrad Dublin Hilton New Orleans Riverside

Portfolio and Operating Metrics

Hotel Portfolio

Consolidated Domestic Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,929	New York	151,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,919	Northern CA	130,000	Fee Simple	100%	$725 [(1)]
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	1,244	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— [(1)]
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
Hilton Chicago O'Hare Airport	860	Chicago	37,000	Leasehold	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton	748	Other U.S.	130,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	30,000	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	30,000	Leasehold	100%	—
Pointe Hilton Squaw Peak Resort	563	Other U.S.	53,000	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	34,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
The Fess Parker Santa Barbara Hotel - a DoubleTree Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	11,000	Fee Simple	100%	—
Hilton Short Hills	304	Other U.S.	16,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	12,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown Town Lake	259	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Embassy Suites Atlanta Perimeter Center	241	Other U.S.	4,000	Fee Simple	100%	—
Embassy Suites San Rafael Marin County	236	Northern CA	7,000	Fee Simple	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Kansas City Overland Park	199	Other U.S.	2,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	3,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—

(1) Single $725 CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco.

19 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Hotel Portfolio

Consolidated Domestic Portfolio cont'd

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**27,659**		**2,138,000**			**$2,207**

Consolidated International Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton São Paulo Morumbi	503	International	27,000	Fee Simple	100%	—
Hilton Durban	327	International	9,000	Fee Simple	100%	—
Hilton Blackpool	278	International	16,000	Fee Simple	100%	—
Hilton Rotterdam	254	International	19,000	Fee Simple	100%	—
Hilton Belfast	198	International	14,000	Fee Simple	100%	—
Hilton London Angel Islington	188	International	400	Leasehold	100%	—
Hilton Edinburgh Grosvenor	184	International	9,000	Fee Simple	100%	$15
Hilton Coylumbridge	175	International	6,000	Fee Simple	100%	—
Hilton Bath City	173	International	4,000	Leasehold	100%	—
Hilton Nuremberg Hotel	152	International	12,000	Leasehold	100%	—
Hilton Milton Keynes	138	International	6,000	Fee Simple	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	**2,698**		**134,400**			**$15**
Total Consolidated Portfolio	**30,357**		**2,272,400**			**$2,222**

Unconsolidated Joint Venture Domestic Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Pro-Rata Debt (in millions)
Hilton Orlando	1,417	Florida	225,000	Fee Simple	20%	$75
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	**4,290**		**472,000**			**$204**

Unconsolidated Joint Venture International Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Pro-Rata Debt (in millions)
Hilton Berlin	601	International	14,000	Fee Simple	40%	—
Conrad Dublin	192	International	15,000	Fee Simple	48%	$11
Total Unconsolidated Joint Venture International Portfolio	**793**		**29,000**			**$11**
Total Unconsolidated Joint Venture Portfolio	**5,083**		**501,000**			**$215**
TOTAL PARK HOTELS & RESORTS PORTFOLIO	**35,440**		**2,773,400**			**$2,437**

20 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q2 2017 vs. Q2 2016

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]
Hawaii	1	2,860	$250.44	$241.39	3.8%	93.1%	93.8%	(0.7)% pts	$233.22	$226.46	3.0%
Northern California	7	4,513	224.35	237.18	(5.4)	87.1	89.1	(2.0)	195.43	211.40	(7.6)
Florida	6	3,294	201.57	198.25	1.7	85.9	83.3	2.6	173.18	165.10	4.9
Other	17	6,551	170.03	160.92	5.7	80.6	81.8	(1.2)	137.07	131.68	4.1
New Orleans	2	1,939	187.60	191.24	(1.9)	79.2	82.7	(3.5)	148.60	158.14	(6.0)
Chicago	4	2,743	195.41	193.48	1.0	80.8	82.5	(1.8)	157.82	159.70	(1.2)
New York	1	1,929	297.66	296.72	0.3	89.3	93.2	(3.9)	265.72	276.53	(3.9)
Southern California	4	1,304	173.52	166.40	4.3	88.9	87.2	1.70	154.25	145.07	6.3
Washington, D.C.	2	1,085	186.30	179.05	4.0	89.4	89.8	(0.4)	166.54	160.75	3.6
Total Domestic	**44**	**26,218**	**$207.67**	**$205.88**	**0.9%**	**85.1%**	**86.1%**	**(1.0)% pts**	**$176.70**	**$177.35**	**(0.4)%**
Total International	**12**	**2,698**	**$142.13**	**$140.21**	**1.4%**	**76.4%**	**76.1%**	**0.3% pts**	**$108.63**	**$106.72**	**1.8%**
All Markets[2]	**56**	**28,916**	**$202.13**	**$200.41**	**0.9%**	**84.3%**	**85.2%**	**(0.9)% pts**	**$170.35**	**$170.77**	**(0.2)%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]
Resort	10	7,006	$225.84	$218.06	3.6%	86.8%	85.7%	1.1% pts	$196.00	$186.79	4.9%
Urban	18	12,140	215.37	221.37	(2.7)	82.7	84.5	(1.9)	178.04	187.13	(4.9)
Airport	13	6,355	170.31	161.38	5.5	86.1	88.1	(2.1)	146.57	142.21	3.1
Suburban	15	3,415	165.12	163.43	1.0	81.6	81.3	0.3	134.66	132.83	1.4
All Types[2]	**56**	**28,916**	**$202.13**	**$200.41**	**0.9%**	**84.3%**	**85.2%**	**(0.9)% pts**	**$170.35**	**$170.77**	**(0.2)%**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

21 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q2 2017 vs. Q2 2016

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]	2Q17	2Q16	Change
Hawaii	1	2,860	$36	$33	8.2%	$106	$98	8.1%	33.8%	33.8%	0 bps
Northern California	7	4,513	28	37	(23.8)	106	116	(8.4)	26.5	31.9	(540)
Florida	6	3,294	32	30	8.4	96	92	4.2	33.8	32.5	130
Other	17	6,551	28	27	2.7	112	110	2.5	24.5	24.5	0
New Orleans	2	1,939	17	19	(8.4)	44	46	(3.1)	39.3	41.6	(230)
Chicago	4	2,743	18	21	(14.7)	63	67	(6.1)	27.9	30.8	(290)
New York	1	1,929	17	15	9.2	74	71	4.6	22.7	21.8	90
Southern California	4	1,304	9	8	5.3	27	25	6.3	33.0	33.3	(30)
Washington, D.C.	2	1,085	7	7	3.9	24	23	3.8	29.9	29.9	0
Total Domestic	**44**	**26,218**	**$192**	**$197**	**(2.7)%**	**$652**	**$648**	**0.8%**	**29.4%**	**30.5%**	**(110) bps**
Total International	**12**	**2,698**	**$9**	**$10**	**(7.8)%**	**$38**	**$37**	**1.4%**	**24.9%**	**27.4%**	**(250) bps**
All Markets[2]	**56**	**28,916**	**$201**	**$207**	**(3.0)%**	**$690**	**$685**	**0.8%**	**29.2%**	**30.3%**	**(110) bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]	2Q17	2Q16	Change
Resort	10	7,006	$74	$67	9.1%	$221	$207	6.8%	33.3%	32.6%	70 bps
Urban	18	12,140	80	92	(12.6)	294	305	(3.6)	27.3	30.2	(290)
Airport	13	6,355	32	33	(2.7)	117	117	0.8	27.6	28.6	(100)
Suburban	15	3,415	15	15	1.5	58	56	2.9	25.7	26.1	(40)
All Types[2]	**56**	**28,916**	**$201**	**$207**	**(3.0)%**	**$690**	**$685**	**0.8%**	**29.2%**	**30.3%**	**(110) bps**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

22 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: YTD 2017 vs. YTD 2016

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]
Hawaii	1	2,860	$252.06	$242.38	4.0%	93.6%	94.0%	(0.4)% pts	$235.88	$227.87	3.5%
Northern California	7	4,513	235.32	241.57	(2.6)	83.1	85.3	(2.2)	195.52	206.02	(5.1)
Florida	6	3,294	224.24	223.23	0.5	85.9	83.9	2.0	192.65	187.27	2.9
Other	17	6,551	167.57	160.28	4.6	78.7	79.6	(0.9)	131.91	127.56	3.4
New Orleans	2	1,939	192.32	192.53	(0.1)	77.1	78.6	(1.5)	148.32	151.33	(2.0)
Chicago	4	2,743	172.54	171.68	0.5	72.4	71.4	1.1	124.97	122.51	2.0
New York	1	1,929	271.24	271.89	(0.2)	83.3	84.0	(0.7)	225.86	228.41	(1.1)
Southern California	4	1,304	167.14	161.95	3.2	85.2	87.0	(1.7)	142.47	140.83	1.2
Washington, D.C.	2	1,085	179.89	169.72	6.0	81.2	80.9	0.3	146.09	137.37	6.3
Total Domestic	**44**	**26,218**	**$207.78**	**$205.13**	**1.3%**	**82.0%**	**82.5%**	**(0.5)% pts**	**$170.34**	**$169.22**	**0.7%**
Total International	**12**	**2,698**	**$134.70**	**$136.41**	**(1.3)%**	**71.2%**	**71.2%**	**(0.1)% pts**	**$95.85**	**$97.15**	**(1.3)%**
All Markets[2]	**56**	**28,916**	**$201.78**	**$199.52**	**1.1%**	**81.0%**	**81.4%**	**(0.4)% pts**	**$163.39**	**$162.50**	**0.5%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]
Resort	10	7,006	$235.46	$229.30	2.7%	86.4%	85.8%	0.6% pts	$203.33	$196.73	3.4%
Urban	18	12,140	212.76	215.74	(1.4)	77.7	78.9	(1.2)	165.41	170.23	(2.8)
Airport	13	6,355	163.67	156.32	4.7	83.6	84.3	(0.8)	136.75	131.84	3.7
Suburban	15	3,415	161.73	160.16	1.0	76.6	76.2	0.4	123.88	122.01	1.5
All Types[2]	**56**	**28,916**	**$201.78**	**$199.52**	**1.1%**	**81.0%**	**81.4%**	**(0.4)% pts**	**$163.39**	**$162.50**	**0.5%**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

23 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: YTD 2017 vs. YTD 2016

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]	YTD17	YTD16	Change
Hawaii	1	2,860	$71	$66	7.6%	$208	$194	7.3%	34.2%	34.1%	10 bps
Northern California	7	4,513	58	67	(13.9)	216	224	(3.3)	26.8%	30.1%	(330)
Florida	6	3,294	75	73	2.4	204	200	2.0	36.4%	36.3%	10
Other	17	6,551	50	49	1.3	216	212	2.0	23.0%	23.1%	(10)
New Orleans	2	1,939	35	37	(4.0)	89	90	(1.3)	39.8%	40.9%	(110)
Chicago	4	2,743	21	20	0.7	106	103	2.0	19.3%	19.6%	(30)
New York	1	1,929	17	15	20.0	128	122	4.8	13.7%	12.0%	170
Southern California	4	1,304	15	16	(3.3)	50	50	1.4	30.3%	31.8%	(150)
Washington, D.C.	2	1,085	10	9	11.6	42	40	4.0	25.2%	23.5%	170
Total Domestic	**44**	**26,218**	**$352**	**$352**	**0.0%**	**$1,259**	**$1,235**	**1.9%**	**28.0%**	**28.5%**	**(50) bps**
Total International	**12**	**2,698**	**$14**	**$16**	**(14.8)%**	**$67**	**$68**	**(0.6)%**	**20.3%**	**23.7%**	**(340) bps**
All Markets[2]	**56**	**28,916**	**$366**	**$368**	**(0.6)%**	**$1,326**	**$1,303**	**1.8%**	**27.6%**	**28.3%**	**(70) bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]	YTD17	YTD16	Change
Resort	10	7,006	$153	$146	4.7%	$445	$426	4.5%	34.3%	34.2%	10 bps
Urban	18	12,140	135	144	(6.1)	554	556	(0.2)	24.3%	25.9%	(160)
Airport	13	6,355	55	54	2.0	221	216	2.2	25.1%	25.1%	0
Suburban	15	3,415	23	24	(5.6)	106	105	0.9	21.8%	23.3%	(150)
All Types[2]	**56**	**28,916**	**$366**	**$368**	**(0.6)%**	**$1,326**	**$1,303**	**1.8%**	**27.6%**	**28.3%**	**(70) bps**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

24 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q2 2017 vs. Q2 2016

	(unaudited)	ADR			Occupancy			RevPAR		
		2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$250.44	$241.39	3.8%	93.1%	93.8%	(0.7)% pts	$233.22	$226.46	3.0%
2	New York Hilton Midtown	297.66	296.72	0.3	89.3	93.2	(3.9)	265.72	276.53	(3.9)
3	Hilton San Francisco Union Square	242.36	262.13	(7.5)	85.6	90.5	(4.9)	207.56	237.24	(12.5)
4	Hilton Waikoloa Village	209.74	203.88	2.9	69.5	69.8	(0.2)	145.87	142.25	2.5
5	Hilton New Orleans Riverside	200.31	202.44	(1.1)	78.8	83.1	(4.3)	157.84	168.22	(6.2)
6	Hilton Chicago	218.28	222.50	(1.9)	81.1	78.8	2.3	176.98	175.31	0.9
7	Hilton Orlando Bonnet Creek	174.98	175.95	(0.6)	86.8	82.4	4.4	151.80	144.91	4.8
8	Parc 55 San Francisco - a Hilton Hotel	231.75	258.22	(10.3)	90.2	91.5	(1.3)	208.94	236.17	(11.5)
9	Waldorf Astoria Orlando	260.96	259.76	0.5	84.0	80.7	3.2	219.09	209.66	4.5
10	Casa Marina, A Waldorf Astoria Resort	366.69	357.70	2.5	83.8	85.0	(1.1)	307.44	303.90	1.2
	Sub-total Top 10 Hotels	**$240.36**	**$243.64**	**(1.3)%**	**85.3%**	**86.6%**	**(1.3)% pts**	**$204.91**	**$210.88**	**(2.8)%**
	Top 11-25 Hotels	**$187.43**	**$179.10**	**4.7%**	**83.6%**	**85.2%**	**(1.6)% pts**	**$156.61**	**$152.60**	**2.6%**
	Sub-total Top 25 Hotels	**$221.04**	**$220.03**	**0.5%**	**84.6%**	**86.1%**	**(1.4)% pts**	**$187.05**	**$189.34**	**(1.2)%**
	All Other Consolidated Hotels	**$152.16**	**$144.34**	**5.4%**	**81.3%**	**79.9%**	**1.4% pts**	**$123.74**	**$115.27**	**7.3%**
	Total Consolidated Portfolio[2]	**$202.96**	**$200.68**	**1.1%**	**83.7%**	**84.4%**	**(0.7)% pts**	**$169.94**	**$169.33**	**0.4%**

(1) Calculated based on unrounded numbers.
(2) Includes non-comparable hotels and excludes unconsolidated joint ventures.

25 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q2 2017 vs. Q2 2016

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2Q17	2Q16	Change[1]	2Q17	2Q16	Change[1]	2Q17	2Q16	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$36	$33	8.2%	$106	$98	8.1%	33.8%	33.8%	0 bps
2	New York Hilton Midtown	17	15	9.2	74	71	4.6	22.7	21.8	90
3	Hilton San Francisco Union Square	13	20	(32.6)	51	59	(14.1)	26.0	33.1	(710)
4	Hilton Waikoloa Village	9	8	20.6	34	33	3.9	26.2	22.6	360
5	Hilton New Orleans Riverside	16	17	(6.9)	40	42	(2.7)	39.9	41.7	(180)
6	Hilton Chicago	12	14	(16.0)	41	44	(6.3)	28.8	32.1	(330)
7	Hilton Orlando Bonnet Creek	13	12	8.7	33	32	2.8	38.8	36.7	210
8	Parc 55 San Francisco - a Hilton Hotel	6	9	(25.9)	23	25	(8.9)	27.2	33.5	(630)
9	Waldorf Astoria Orlando	5	4	23.0	19	17	8.0	26.6	23.4	320
10	Casa Marina, A Waldorf Astoria Resort	5	5	(3.6)	13	13	0.4	38.7	40.4	(170)
	Sub-total Top 10 Hotels	**$132**	**$137**	**(3.4)%**	**$434**	**$434**	**0.1%**	**30.4%**	**31.5%**	**(110) bps**
	Top 11-25 Hotels	**$48**	**$49**	**(2.7)%**	**$173**	**$171**	**1.0%**	**27.8%**	**28.8%**	**(100) bps**
	Sub-total Top 25 Hotels	**$180**	**$186**	**(3.2)%**	**$607**	**$605**	**0.3%**	**29.6%**	**30.7%**	**(110) bps**
	All Other Consolidated Hotels	**$32**	**$29**	**11.4%**	**$123**	**$115**	**7.0%**	**26.5%**	**25.4%**	**110 bps**
	Total Consolidated Portfolio[2]	**$212**	**$215**	**(1.2)%**	**$730**	**$720**	**1.4%**	**29.1%**	**29.9%**	**(80) bps**

(1) Calculated based on unrounded numbers.
(2) Includes non-comparable hotels and excludes unconsolidated joint ventures.

26 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: YTD 2017 vs. YTD 2016

	(unaudited)	ADR			Occupancy			RevPAR		
		YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$252.06	$242.38	4.0%	93.6%	94.0%	(0.4)% pts	$235.88	$227.87	3.5%
2	New York Hilton Midtown	271.24	271.89	(0.2)	83.3	84.0	(0.7)	225.86	228.41	(1.1)
3	Hilton San Francisco Union Square	261.13	269.83	(3.2)	80.7	87.0	(6.3)	210.67	234.78	(10.3)
4	Hilton Waikoloa Village	221.40	226.58	(2.3)	77.1	73.5	3.6	170.77	166.60	2.5
5	Hilton New Orleans Riverside	205.27	203.83	0.7	76.6	78.9	(2.4)	157.14	160.88	(2.3)
6	Hilton Chicago	189.65	191.79	(1.1)	69.6	65.2	4.4	132.01	125.04	5.6
7	Hilton Orlando Bonnet Creek	190.97	189.95	0.5	86.0	81.0	5.0	164.25	153.86	6.8
8	Parc 55 San Francisco - a Hilton Hotel	251.73	261.53	(3.7)	88.5	88.6	(0.1)	222.69	231.63	(3.9)
9	Waldorf Astoria Orlando	289.57	287.33	0.8	81.2	81.3	(0.1)	235.10	233.70	0.6
10	Casa Marina, A Waldorf Astoria Resort	409.78	419.93	(2.4)	87.0	85.8	1.2	356.59	360.38	(1.1)
	Sub-total Top 10 Hotels	**$242.97**	**$244.06**	**(0.4)%**	**82.8%**	**82.9%**	**(0.2)% pts**	**$201.12**	**$202.40**	**(0.6)%**
	Top 11-25 Hotels	**$183.27**	**$178.32**	**2.8%**	**81.2%**	**82.1%**	**(1.0)% pts**	**$148.79**	**$146.47**	**1.6%**
	Sub-total Top 25 Hotels	**$221.17**	**$219.89**	**0.6%**	**82.2%**	**82.6%**	**(0.4)% pts**	**$181.77**	**$181.72**	**0.0%**
	All Other Consolidated Hotels	**$150.59**	**$143.91**	**4.6%**	**77.2%**	**75.8%**	**1.4% pts**	**$116.21**	**$109.12**	**6.5%**
	Total Consolidated Portfolio[2]	**$202.95**	**$200.62**	**1.2%**	**80.8%**	**80.8%**	**— pts**	**$164.05**	**$162.10**	**1.2%**

(1) Calculated based on unrounded numbers.
(2) Includes non-comparable hotels and excludes unconsolidated joint ventures.

27 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: YTD 2017 vs. YTD 2016

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		YTD17	YTD16	Change[1]	YTD17	YTD16	Change[1]	YTD17	YTD16	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$71	$66	7.6%	$208	$194	7.3%	34.2%	34.1%	10 bps
2	New York Hilton Midtown	17	15	20.0	128	122	4.8	13.7%	12.0%	170
3	Hilton San Francisco Union Square	29	36	(19.3)	107	114	(6.3)	27.2%	31.6%	(440)
4	Hilton Waikoloa Village	22	20	8.3	74	74	0.9	29.1%	27.1%	200
5	Hilton New Orleans Riverside	33	34	(2.9)	81	82	(1.1)	40.4%	41.1%	(70)
6	Hilton Chicago	13	12	10.6	67	64	5.5	19.0%	18.2%	80
7	Hilton Orlando Bonnet Creek	26	25	5.8	68	66	2.7	38.6%	37.5%	110
8	Parc 55 San Francisco - a Hilton Hotel	15	16	(10.0)	49	50	(2.0)	30.3%	33.0%	(270)
9	Waldorf Astoria Orlando	12	11	7.2	40	39	2.1	30.8%	29.3%	150
10	Casa Marina, A Waldorf Astoria Resort	13	13	(4.8)	29	29	(0.6)	43.5%	45.4%	(190)
	Sub-total Top 10 Hotels	**$251**	**$248**	**1.2%**	**$851**	**$834**	**2.1%**	**29.5%**	**29.7%**	**(20) bps**
	Top 11-25 Hotels	**$85**	**$89**	**(3.5)%**	**$330**	**$328**	**0.4%**	**26.0%**	**27.1%**	**(110) bps**
	Sub-total Top 25 Hotels	**$336**	**$337**	**(0.1)%**	**$1,181**	**$1,162**	**1.6%**	**28.5%**	**29.0%**	**(50) bps**
	All Other Consolidated Hotels	**$55**	**$51**	**7.7%**	**$230**	**$218**	**5.7%**	**23.8%**	**23.3%**	**50 bps**
	Total Consolidated Portfolio[2]	**$391**	**$388**	**1.0%**	**$1,411**	**$1,380**	**2.3%**	**27.7%**	**28.1%**	**(40) bps**

(1) Calculated based on unrounded numbers.
(2) Includes non-comparable hotels and excludes unconsolidated joint ventures.

28 |

PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek Hilton San Francisco Union Square

Debt Summary Fixed and Variable Rate Debt (1)$1 billion revolving credit facility, with $1 billion available as of June 30, 2017. (2)Assumes the exercise of all extensions that are exercisable solely at Park’s option. (3)Excludes $215 million of Park’s share of debt of its unconsolidated joint ventures. (unaudited, dollars in millions) Debt Collateral Interest Rate Maturity Date "As of June 30, 2017" Fixed Rate Debt Unsecured notes Unsecured 7.50% December 2017 $55 Mortgage loan DoubleTree Hotel Spokane City Center 3.55% October 2020 12 "Commercial mortgage-backed securities loan " Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel 4.11% November 2023 725 "Commercial mortgage-backed securities loan " Hilton Hawaiian Village Waikiki Beach Resort 4.20% November 2026 1,275 Mortgage loan The Fess Parker Santa Barbara Hotel - a DoubleTree Resort 4.17% December 2026 165 Capital lease obligations 15 Total Fixed Rate Debt 2,247 Variable Rate Debt Revolving credit facility(1) Unsecured L + 1.50% December 2021(2) — Term loan Unsecured L + 1.45% December 2021 750 Mortgage loan DoubleTree Hotel Ontario Airport L + 2.25% May 2022(2) 30 Total Variable Rate Debt 780 Less: unamortized deferred financing costs and discount (13) Total Debt(3) $3,014

Definitions Hilton Belfast Hilton Durban New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income, excluding interest expense, interest income, income taxes and depreciation and amortization. The Company considers EBITDA to be a useful measure for investors in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of the Company’s capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition costs related to the Company’s establishment as an independent, publicly traded company; Share-based compensation expense; Non-cash impairment losses; and Other gains and losses that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to evaluate its operating performance and make day-to-day operating decisions; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders, presented herein, is calculated as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding gains or losses from sales of real estate, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. The Company calculates NAREIT FFO attributable to stockholders for a given operating period in accordance with the guidelines of the NAREIT. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. Adjusted FFO attributable to stockholders, presented herein, is NAREIT FFO attributable to stockholders, as previously defined, further adjusted to exclude: Gains or losses on foreign currency transactions; Transition costs related to the Company’s establishment as an independent, publicly traded company; Share-based compensation expense; Litigation gains and losses outside the ordinary course of business; and Other gains and losses that management believes are not representative of the Company’s current or future operating performance. NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders are not recognized terms under U.S. GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders may not be comparable to similarly titled measures of other companies. The Company believes that NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) these measures are among the measures used by the Company’s management team to evaluate its operating performance and make day-to-day operating decisions; and (ii) these measures are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss), cash flow or other methods of analyzing results as reported under U.S. GAAP. NAREIT FFO per share – Diluted, presented herein, is calculated as the Company’s NAREIT FFO, as previously defined, divided by the number of fully diluted shares outstanding during a period.   Adjusted FFO per share – Diluted, presented herein, is Adjusted FFO per share, as previously defined, divided by the number of fully diluted shares outstanding during a period.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 and Embassy Suites Washington DC Georgetown in 2016 to HGV timeshare units, the results from these properties were excluded from comparable hotels. Park’s comparable hotels as of June 30, 2016 also exclude the DoubleTree Hotel Missoula/Edgewater and the Hilton Templepatrick Hotel & Country Club, as these hotels were not retained by us as part of the spin-off.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted for the Company’s historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on the Company’s post spin-off REIT tax structure, the removal of costs incurred related to the spin-off and the establishment of Park as a separate public company and the estimated excise taxes on certain REIT leases. Further adjustments have been made to reflect the effects of hotels disposed of or acquired during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Floris Van Dijkum Boenning & Scattergood (212) 922-3572 fvandijkum@boenninginc.com Ryan Meliker Canaccord Genuity (212) 389-8094 rmeliker@canaccordgenuity.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com Whitney Stevenson JMP Securities (212) 906-3538 wstevenson@jmpsecurities.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com